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                                                                    EXHIBIT 10.4

                           THE HILLMAN COMPANIES, INC.
                             2004 STOCK OPTION PLAN

                                    ARTICLE I

                                 Purpose of Plan

                  The 2004 Stock Option Plan (the "Plan") of The Hillman Companies, Inc., a Delaware corporation (the "Company"), adopted by the Board and approved by the stockholders of the Company on March 31, 2004, for executive and other key employees of the Company and its subsidiaries, is intended to advance the best interests of the Company and its subsidiaries by providing those persons who have a substantial responsibility for its management and growth with additional incentives by allowing them to acquire an ownership interest in the Company and thereby encouraging them to contribute to the success of the Company and its subsidiaries and to remain in their employ. The availability and offering of stock options under the Plan also increases the Company's and its subsidiaries' ability to attract and retain individuals of exceptional managerial talent upon whom, in large measure, the sustained progress, growth and profitability of the Company and its subsidiaries depends.

                  All options granted under the Plan are intended to qualify for an exemption (the "Exemptions") from the registration requirements (i) under the Securities Act of 1933, as amended (the "Act"), pursuant to Rule 701 of the Act and (ii) under applicable state securities laws. In the event that any provision of the Plan would cause any options granted under the Plan to not qualify for any Exemptions, the Plan shall be deemed automatically amended to the extent necessary to cause all options granted under the Plan to qualify for such Exemptions.

                                   ARTICLE II

                                   Definitions

                  For purposes of the Plan, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

                  "Affiliate" shall mean, with respect to any Person, any other Person which, directly or indirectly, controls, is controlled by or under common control with such Person.

                  "Board" shall mean the board of directors of the Company.

                  "Cause" shall have the meaning assigned to such term in any Participant's written Executive Securities Agreement or, in the absence of any such written Executive Securities Agreement, shall mean (i) a material breach by a Participant of this Plan, his Option Agreement or any employment or noncompetition agreement to which the Participant is a party, (ii) the Participant's failure to adhere to any written policy of the Company or any of its subsidiaries if the Participant has been given a reasonable opportunity to comply with such policy or to cure his failure to comply, (iii) the appropriation (or attempted appropriation) of a material business opportunity of the Company or any of its subsidiaries, including attempting to secure or securing any personal profit in connection with any transaction entered into on behalf of the Company or

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any of its subsidiaries, (iv) the misappropriation (or attempted misappropriation) of any of the Company's or any of its subsidiaries' funds or property, (v) the conviction of, the indictment for (or its procedural equivalent), or the entering of a guilty plea or plea of no contest with respect to, a felony, the equivalent thereof, or any other crime with respect to which imprisonment is a possible punishment, (vi) any act or acts of disloyalty, misconduct or moral turpitude by the Participant injurious to the interest, property, operations, business or reputation of the Company or any of its subsidiaries or (vii) the Participant's failure or inability (other than by reason of the Participant's Disability) to carry out effectively the Participant's duties and obligations to the Company or any of its subsidiaries or to participate effectively and actively in the management of the Company or any of its subsidiaries, as determined in the reasonable judgment of the Board.

                  "Class B Common Stock" shall mean the Company's Class B Common Stock, par value $0.01 per share, or if the outstanding Class B Common Stock is hereafter changed into or exchanged for different stock or securities of the Company, such other stock or securities.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor statute.

                  "Committee" shall mean the compensation committee of the Board. The Committee shall be composed of two or more directors as appointed from time to time to serve by the Board.

                  "Disability" shall have the meaning assigned to such term in any Participant's written Executive Securities Agreement or, in the absence of any such written Executive Securities Agreement, shall mean the inability, due to illness, accident, injury, physical or mental incapacity or other disability, of any Participant to carry out effectively his duties and obligations to the Company or any of its subsidiaries or to participate effectively and actively in the management of the Company or any of its subsidiaries for a period of at least 90 consecutive days or for shorter periods aggregating at least 120 days (whether or not consecutive) during any twelve-month period, as determined in the reasonable judgment of the Board.

                  "Executive Securities Agreement" shall mean any Executive Securities Agreement entered into on March 31, 2004 between the Company and a Participant.

                  "Fair Market Value" of the Class B Common Stock shall be determined by the Committee or, in the absence of the Committee, by the Board.

                  "Good Reason" shall have the meaning assigned to such term in any Participant's written Executive Securities Agreement or, if the Participant has not entered into an Executive Securities Agreement, shall mean if the Participant resigns from employment with the Company and its Subsidiaries as a result of one or more of the following reasons: (i) the Company reduces his responsibilities in a manner materially inconsistent with the positions he holds or (ii) the Company changes his place of work to a location more than 75 miles from his present place of work; provided that, the Participant must give written notice to the Company of his objection to any such act within 10 days of such act and such act shall not be deemed to constitute Good Reason if it is of such a nature that substantially all detriment otherwise resulting to the

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Participant can be cured by appropriate action which the Company causes to be taken within 30 days following written notice from the Participant.

                  "Investors" shall have the meaning set forth in the Stockholders Agreement.

                  "Options" shall have the meaning set forth in Article IV.

                  "Participant" shall mean any executive or other key employee of the Company or any of its subsidiaries who has been selected to participate in the Plan by the Committee or the Board.

                  "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  "Public Offering" shall mean a public offering and sale, registered under the 1933 Act, of shares of the Company's common stock.

                  "Sale of the Company" shall mean any transaction or series of transactions pursuant to which any Person(s) or a group of related Persons (other than the Investors and their Affiliates) in the aggregate acquire(s) (i) capital stock of the Company possessing the voting power (other than voting rights accruing only in the event of a default, breach, event of noncompliance or other contingency) to elect a majority of the Board (whether by merger, consolidation, reorganization, combination, sale or transfer of the Company's capital stock, shareholder or voting agreement, proxy, power of attorney or otherwise) or (ii) all or substantially all of the Company's assets determined on a consolidated basis; provided, that a Sale of the Company shall not include a Public Offering.

                  "Stockholders Agreement" shall mean the Stockholders Agreement, dated as of March 31, 2004, by and among the Company and certain of its stockholders, as amended from time to time in accordance with its terms.

                                   ARTICLE III
                                 Administration

                  The Plan shall be administered by the Committee; provided that if for any reason the Committee shall not have been appointed by the Board, all authority and duties of the Committee under the Plan shall be vested in and exercised by the Board. Subject to the limitations of the Plan, the Committee shall have the sole and complete authority to: (i) select Participants, (ii) grant Options to Participants in such forms and amounts as it shall determine,
(iii) impose such limitations, restrictions and conditions upon such Options as it shall deem appropriate, (iv) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan,
(v) correct any defect or omission or reconcile any inconsistency in the Plan or in any Option granted hereunder and (vi) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan; provided, that in making determinations under the Plan the Committee shall take into consideration the recommendations of the Company's chief executive

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officer. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other Persons. All expenses associated with the administration of the Plan shall be borne by the Company. The Committee may, as approved by the Board and to the extent permissible by law, delegate any of its authority hereunder to such persons as it deems appropriate.

                                   ARTICLE IV

                         Limitation on Aggregate Shares

                  The number of shares of Class B Common Stock with respect to which options may be granted under the Plan (the "Options") and which may be issued upon the exercise thereof shall not exceed, in the aggregate, 256.41 shares; provided that the type and the aggregate number of shares which may be subject to Options shall be subject to adjustment in accordance with the provisions of Section 6.8 below, and further provided that to the extent any Options expire unexercised or are canceled, terminated or forfeited in any manner without the issuance of Class B Common Stock thereunder, or if any Options are exercised and the shares of Class B Common Stock issued thereunder are repurchased by the Company, such shares shall again be available under the Plan. The 256.41 shares of Class B Common Stock available under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine.

                                    ARTICLE V

                                     Awards

                  5.1 Options. The Committee may grant Options to Participants in accordance with this Article V.

                  5.2 Form of Option. Options granted under this Plan shall be nonqualified stock options and are not intended to be "incentive stock options" within the meaning of Section 422 of the Code or any successor provision.

                  5.3 Exercise Price. The option exercise price per share of Class B Common Stock shall be fixed by the Committee.

                  5.4 Exercisability. Options shall be exercisable at such time or times as the Committee shall determine at or subsequent to grant; provided that any Options granted hereunder shall fully vest and become exercisable on the second anniversary of the date of grant, but only if the applicable Participant is still employed by the Company or any of its subsidiaries as of such anniversary.

                  5.5 Payment of Exercise Price. Options shall be exercised in whole or in part by written notice to the Company (to the attention of the Company's Secretary) accompanied by payment in full of the option exercise price. Payment of the option exercise price shall be made in cash (including check, bank draft or money order).

                  5.6 Terms of Options. The Committee shall determine the term of each Option, which term shall in no event exceed ten years from the date of grant.

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                  5.7      Annual Limitation on Grant of Options. Unless
otherwise consented to by the Board, the aggregate number of shares of Class B Common Stock for which Options may be granted by the Committee in any calendar year shall not exceed 20% of the shares of Class B Common Stock reserved under
Article IV of the Plan.

                                   ARTICLE VI

                               General Provisions

                  6.1      Conditions and Limitations on Exercise. Subject to
Section 5.4 hereof, Options may be made exercisable in one or more installments, upon the happening of certain events, upon the passage of a specified period of time, upon the fulfillment of certain conditions or upon the achievement by the Company or any of its subsidiaries of certain performance goals, as the Committee shall decide in each case when the Options are granted.

                  6.2 Sale of the Company. In the event of a Sale of the Company, the Committee may terminate (i) any vested Options without payment of any kind provided that each Participant shall first be given notice of such termination and at least 15 days to exercise all vested Options that are to be so terminated or (ii) any vested Options for a payment of (x) cash and/or (y) consideration in the same form as that received by the holders of the Company's Common Stock in connection with such Sale of the Company, equal to the excess of the Fair Market Value per share of Class B Common Stock (measured as of the date of such Sale of the Company) over such Option's exercise price multiplied by the number of Options to be terminated or (iii) any Option without payment of any kind that on the date of such Sale of the Company (x) is not vested or (y) has a Fair Market Value less than or equal to the aggregate exercise price of such Option. In the event of a Sale of the Company, the Committee shall immediately vest any unvested Options, causing such Options to become immediately exercisable, but only if a Participant is employed by the Company or any of its subsidiaries as of the date of such Sale of the Company.

                  6.3 Written Agreement. Each Option granted hereunder to a Participant shall be embodied in a written agreement (an "Option Agreement") which shall be signed by the Participant and by the President of the Company for and in the name and on behalf of the Company and shall be subject to the terms and conditions of the Plan prescribed in the Option Agreement (including, but not limited to, (i) the right of the Company and such other Persons as the Committee shall designate ("Designees") to repurchase from each Participant, and such Participant's transferees, all shares of Class B Common Stock issued or issuable to such Participant on the exercise of an Option, in the event of such Participant's termination of employment, (ii) rights of first refusal granted to the Company and Designees, (iii) holdback and other registration right restrictions in the event of a public registration of any equity securities of the Company and (iv) any other terms and conditions which the Committee shall deem necessary and desirable).

                  6.4 Listing, Registration and Compliance with Laws and Regulations. Options shall be subject to the requirement that if at any time the Committee shall determine, in its discretion, that the listing, registration or qualification of the shares subject to the Options upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a

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condition to or in connection with the granting of the Options or the issuance or purchase of shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. The holders of such Options shall supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval. In the case of officers and other Persons subject to Section 16(b) of the Securities Exchange Act of 1934, as amended, the Committee may at any time impose any limitations upon the exercise of an Option that, in the Committee's discretion, are necessary or desirable in order to comply with such Section 16(b) and the rules and regulations thereunder. If the Company, as part of an offering of securities or otherwise, finds it desirable because of federal or state regulatory requirements to reduce the period during which any Options may be exercised, the Committee, may, in its discretion and without the Participant's consent, so reduce such period on not less than 15 days written notice to the holders thereof.

                  6.5 Nontransferability. Options may not be transferred other than by will or the laws of descent and distribution and, during the lifetime of the Participant, may be exercised only by such Participant (or his legal guardian or legal representative). In the event of the death of a Participant, exercise of Options granted hereunder shall be made only:

                           (i) by the executor or administrator of the estate of the deceased Participant or the Person or Persons to whom the deceased Participant's rights under the Option shall pass by will or the laws of descent and distribution; and

                           (ii) to the extent that the deceased Participant was entitled thereto at the date of his death, unless otherwise provided by the Committee in such Participant's Option Agreement.

                  6.6      Expiration of Options.

                  (a) Normal Expiration. In no event shall any part of any Option be exercisable after the date of expiration thereof (the "Expiration Date"), as determined by the Committee pursuant to Section 5.6 above.

                  (b) Early Expiration Upon Termination of Employment. Except as otherwise provided by the Committee in the Option Agreement, any portion of a Participant's Option that was not vested and exercisable on the date of the termination of such Participant's employment shall expire and be forfeited as of such date, and any portion of a Participant's Option that was vested and exercisable on the date of the termination of such Participant's employment shall expire and be forfeited as of such date, except that the Option Agreement may delay such expiration for such period as the Committee determines.

                  6.7 Withholding of Taxes. The Company shall be entitled, if necessary or desirable, to withhold from any Participant from any amounts due and payable by the Company or any of its subsidiaries to such Participant (or secure payment from such Participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to any shares issuable under the Options, and the Company may defer such issuance unless indemnified to its satisfaction.

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                  6.8      Adjustments. In the event of a reorganization,
recapitalization, stock dividend or stock split, or combination or other change in the shares of Class B Common Stock, the Board or the Committee may, in order to prevent the dilution or enlargement of rights under outstanding Options, make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the exercise prices specified therein as may be determined to be appropriate and equitable. The issuance by the Company of shares of stock of any class, or options or securities exercisable or convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale, or upon the exercise of rights or warrants to subscribe therefor, or upon exercise or conversion of other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Class B Common Stock then subject to any Options.

                  6.9 No Right to Employment. Nothing in this Plan shall interfere with or limit in any way the right of the Company or any of its subsidiaries to terminate any Participant's employment at any time (with or without Cause), nor confer upon any Participant any right to continue in the employ of the Company or any of its subsidiaries for any period of time or to continue his present (or any other) rate of compensation, and except as otherwise provided under this Plan or by the Committee in the Option Agreement, in the event of any Participant's termination of employment (including, but not limited to, the termination by the Company or any of its subsidiaries without Cause) any portion of such Participant's Option that was not previously vested and exercisable shall expire and be forfeited as of the date of such termination. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

                  6.10 Amendment, Suspension and Termination of Plan. The Board or the Committee may suspend or terminate the Plan or any portion thereof at any time and may amend it from time to time in such respects as the Board or the Committee may deem advisable; provided that no such amendment shall be made without stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which the Common Stock is listed, and no such amendment, suspension or termination shall impair the rights of Participants under outstanding Options without the consent of the Participants affected thereby; provided, further, that no amendment that increases the maximum number of shares of Class B Common Stock with respect to which Options may be granted and which may be issued upon the exercise thereof shall be effective without the approval of Code Hennessy & Simmons IV LP and, for so long as Ontario Teachers' Pension Plan Board, an Ontario corporation ("Teachers"), owns Stockholder Shares (as defined in the Stockholders Agreement) and shares of Investment Company Preferred Stock (as defined in the Stockholders Agreement) with an aggregate Original Cost (as defined in the Stockholders Agreement) to Teachers of at least $25,000,000, Teachers.

                  6.11 Amendment, Modification and Cancellation of Outstanding Options. The Committee may amend or modify any Option in any manner to the extent that the Committee would have had the authority under the Plan initially to grant such Option; provided that no such amendment or modification shall impair the rights of any Participant under any Option without the consent of such Participant. With the Participant's consent, the Committee may cancel any Option and issue a new Option to such Participant.

                  6.12 Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee, the members of the Board and the

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Committee shall be indemnified by the Company against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided that any such Board or Committee member shall be entitled to the indemnification rights set forth in this Section 6.12 only if such member has acted in good faith and in a manner that such member reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and further provided that upon the institution of any such action, suit or proceeding a Board or Committee member shall give the Company written notice thereof and an opportunity, at its own expense, to handle and defend the same before such Board or Committee member undertakes to handle and defend it on his own behalf.

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